UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2021

SavMobi Technology, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333- 206804	47-3240707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 502, Unit 1, Building 108, Red Star Sea Phase 3, Dalian Development Zone, Dalian, Liaoning, China

(Address of Principal Executive Offices)

(Zip Code)

+86 18904082566

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective February 25, 2021, BF Borgers CPA PC (“Borgers”) was not retained as the independent registered public accounting firm of SavMobi Technology, Inc. (the “Company”).

The audit report of Borgers on the Company’s financial statements for the fiscal years ended May 31, 2020, 2019 and 2018 contained no adverse opinion or disclaimer of opinion. However, the audit reports of Borgers for the fiscal years ended May 31, 2020, 2019 and 2018, raised substantial doubt about the Company’s ability to continue as a going concern due to the Company’s net loss for the years ended May 31, 2020, 2019 and 2018.

During the Company’s three most recent fiscal years ended May 31, 2020, 2019 and 2018 and for the subsequent interim periods through November 30, 2020, the Company had no “disagreements” with Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Borgers, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s three most recent fiscal years ended May 31, 2020, 2019 and 2018 and for the subsequent interim periods through November 30, 2020, there was no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We have requested Borgers to furnish us as promptly as possible a letter addressed to the Commission stating whether the independent accountants agree with the statements made in this Form 8-K in response to this Item 4.01 and, if not, to state the respects in which they do not agree. We will file an amended Form 8-K to include our independent accountants’ letter as an exhibit to this filed Form 8-K no later than two business days after we have received their response letter.

New Independent Accountants

On February 25, 2021, the Company engaged JLKZ CPA LLP (“JLKZ”) as the Company’s new independent registered public accounting firm effective immediately. The appointment of JLKZ was approved by the Board of Directors.

During the Company’s three most recent fiscal years ended May 31, 2020, 2019, 2018 and for the subsequent interim periods through November 30, 2020, neither the Company, nor anyone on behalf of the Company consulted with JLKZ regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SavMobi Technology, Inc..

March 3, 2021	By:	/s/ Ma Hongyu
Ma Hongyu
Chief Executive Officer